CONFORMED COPY

                                      FORM 8K

                                    UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

(X) 8-K REPORT PURSUANT TO SECTION  13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

                       OR

( )  15, TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Commission file number:  0-17378


                                 VITRO DIAGNOSTIC, INC.

               ______________________________________________________
               (Exact name of registrant as specified in its charter)

           Nevada                                  84-1012042
______________________________        _________________________________
(State or other jurisdiction of      (I.R.S. Employer Identification No.)
incorporation or organization)

     8100 Southpark Way, Bldg B-1 , Littleton, Colorado       80120
_________________________________________________________________________
(Address of principal executive offices)                     (Zip  Code)

                               (303) 794-2000
      ________________________________________________________________
            (Registrant's telephone number, including area code)





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Item 1.  Changes in Control of Registrant

On December 29, 1998, the Registrant was notified that World Wide Capital Company arranged for a group of investors to purchase the entire position of Registrant's major shareholder, Lloyd Fields. The transaction totaled 3.65 million shares of stock or 56.9% of the total outstanding shares.



                                  SIGNATURES

            Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized, on January 7, 1999.

                                     Vitro Diagnostics, Inc.
                                          (Company)


                                          By: /s/ Roger Hurst
                                              Roger Hurst, President,
                                              Chief Executive Officer
                                              Chief Financial Officer
                                              Chief Accounting Officer

            Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Company in the capacities indicated on January 7, 1999.

       Principal Executive, Financial and Accounting Officer
       and Director: /s/ Roger Hurst
                                  Roger Hurst

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